Exhibit T3A15

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Form 533A Prescribed by the:
Ohio Secretary of State

Central Ohio: (614) 466-3910
Toll Free: (877) SOS-FILE (767-3453)

www.sos.state.oh.us
Busserv@sos.state.oh.us

Expedite this form: (select one)
Mail form to **one** of the following:

- ● Expedite — PO Box 1390, Columbus, OH 43216
  *** Requires an additional fee of $100 ***
- ○ Non Expedite — PO Box 670, Columbus, OH 43216

ARTICLES OF ORGANIZATION FOR A DOMESTIC LIMITED LIABILITY COMPANY

Filing Fee: $125.00

(CHECK ONLY ONE (1) BOX)

(1) ☑ Articles of Organization for Domestic For-Profit Limited Liability Company (115-LCA) ORC 1705	(2) ☐ Articles of Organization for Domestic Nonprofit Limited Liability Company (115-LCA) ORC 1705

Name of limited liability company

1960 Well Services, LLC

Name must include one of the following words or abbreviations: "limited liability company," "limited," "LLC," "L.L.C.," "ltd.," or "ltd"

Effective Date (Optional) __________ mm/dd/yyyy **(The legal existence of the limited liability company begins upon the filing of the articles or on a later date specified that is not more than ninety days after filing)**

This limited liability company shall exist for (Optional) perpetual
Period of Existence

Purpose (Optional) all permitted acts and activities

☐ ***Check here if additional provisions are attached***

2011 MAY 10 AM 11:08

Form 533A
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Last Revised: 8/21/08

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ORIGINAL APPOINTMENT OF AGENT

The undersigned authorized member(s), manager(s) or representative(s) of

1960 Well Services, LLC

Name of Limited Liability Company

hereby appoint the following to be Statutory Agent upon whom any process, notice or demand required or permitted by statute to be served upon the limited liability company may be served. The name and address of the agent is

C T Corporation System

Name of Agent

1300 East 9th Street

Mailing Address

Cleveland	Ohio	44114
City	State	Zip Code

☐ **If the agent is an individual and using a P.O. Box, check this box to certify the agent is an Ohio resident.**

ACCEPTANCE OF APPOINTMENT

The undersigned, named herein as the statutory agent for

1960 Well Services, LLC

Name of Limited Liability Company

hereby acknowledges and accepts the appointment of agent for said limited liability company

Kelly Halford
Kelly Halford
Assistant Secretary

Agent's Signature

Form 533A
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Last Revised: 8/21/08

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By signing and submitting this form to the Ohio Secretary of State, the undersigned hereby certifies that he or she has the requisite authority to execute this document on behalf of the limited liability company identified above.

REQUIRED Article and original appointment of agent must be authenticated (signed) by a member, manager or other representative.	/s/ Damian C. Georgino	May 9, 2011

	Signature	Date
/s/ Damian C. Georgino, authorized representative of member

Print Name

	Signature	Date

Print Name

	Signature	Date

Print Name

(See Instructions Below)

Form 533A	Page 3 of 5	Last Revised: 8/21/08
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